UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2023

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

715 South Street, Mayville, Wisconsin 53050

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On July 1, 2023, Mayville Engineering Company, Inc. (the “Company”) filed a Current Report on Form 8-K (the Original Form 8-K) to report the consummation of its previously announced acquisition of Mid-States Aluminum (MSA). This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the historical audited financial statements of MSA and the unaudited pro form condensed combined financial information of the Company pursuant to Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements for MSA required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2 to this Amendment No.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed financial information for MSA required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.3 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(c)	Not applicable.
(d)	Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Wipfli LLP, Independent Registered Public Accounting Firm for Mid-States Aluminum

99.1	The audited Financial Statements of Mid-States Aluminum as of and for the year ended December 31, 2022, and the related notes thereto.

99.2	The unaudited Financial Statements of Mid-States Aluminum as of and for the six months ended June 30, 2023, and the related notes thereto.

99.3

The unaudited Pro Forma Condensed Combined Financial Information of Mayville Engineering Company, Inc as of and for the six months ended June 30, 2023, and the twelve-months ended December 31, 2022, and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: September 12, 2023
	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer